                                                                    EXHIBIT 32.1

                CERTIFICATION REQUIRED BY 18 U.S.C. SECTION 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Charles R. Eitel, as Chief Executive Officer of Simmons Bedding Company (the "Company"), certify, pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002), that to my knowledge:

            (1) the Quarterly Report on Form 10-Q of the Company for the quarter ended September 25, 2004 (the "Report"), being filed with the U.S. Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2004                           /s/ Charles R. Eitel
                                                 -------------------------
                                                 Name:  Charles R. Eitel
                                                 Title: Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Simmons Bedding Company and will be retained by Simmons Bedding Company and furnished to the Securities and Exchange Commission or its staff upon request.